Exhibit 10.32

AMENDMENT No. 10 TO PROMISSORY NOTE

This Amendment No. 10 to the Promissory Note, originally dated September 1, 2010 (the “Note”), previously amended February 11, 2011, May 31, 2011, July 29, 2011, November 7, 2011, March 27, 2012, July 31, 2012, November 1, 2012, January 9, 2013, and May 8, 2013 (the “Amendments”), is entered into as of the 21st day of March, 2014, by and between CMS Acquisition, LLC (“CMS”) and CleanTech Biofuels, Inc. (“CTB”).

WHEREAS, the Note is secured by the CTB owned U.S. Patent No. 6,306,248 pursuant to a Security Agreement dated as of September 1, 2010, between CMS and CTB (the “Security Agreement”);

WHEREAS, a payment of $25,000 was made on February 11, 2011 for interest to date and principal, by CTB on the Note;

WHEREAS, as of May 16, 2011, the rate to accrue interest increased to 10.0% per annum (from 9.0% per annum);

 WHEREAS, as of November 7, 2011, Warrant (A1) issued with the original Note on September 1, 2010 was re-dated to November 7, 2011;

WHEREAS, as of May 8, 2013, CTB issued an additional warrant (A2) for 150,000 shares of CTB’s common stock, par value $0.001 (“common stock”), with an exercise price of $0.05 and an expiration date of May 8, 2018, and re-dated the original warrant (A1) to May 8, 2013; and

WHEREAS, the parties wish to amend the terms of the Note as set forth below.

NOW THEREFORE, the parties hereto agree as follows:

1.	The Maturity Date, as defined in the Amendments, shall be changed to March 1, 2015 from March 8, 2014.

2.	Warrant (A1) issued with the original Note on September 1, 2010 and Warrant (A2) issued with Amendment No. 9 are re-dated as of the date of this amendment – March 21, 2014.

3.	An additional Warrant (A3) will be issued as of March 21, 2014 for 150,000 shares of common stock with an exercise price of $0.05 and an expiration date of March 21, 2019.

4.	All remaining terms and conditions of the Note, Security Agreement and Warrants A1 and A2 shall continue in full force and effect.

IN WITNESS WHEREOF, CTB and CMS have caused this Amendment No. 10 to the Note to be executed and delivered by their duly authorized officers as of the day and year set forth above.

CLEANTECH BIOFUELS, INC.:	By:
Name: Edward P. Hennessey
Title: CEO

CMS Acquisition, LLC:	By:
Name:
Title: